UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2016

OM Asset Management plc
(Exact name of registrant as specified in its charter)

England and Wales	001-36683	98-1179929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Ground Floor, Millennium Bridge House
2 Lambeth Hill
London EC4V 4GG, United Kingdom
+44-20-7002-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

On December 13, 2016, OM Asset Management plc (the "Company") entered into an underwriting agreement (the "Underwriting Agreement") with OM Group (UK) Limited, a wholly owned subsidiary of Old Mutual plc ("OMGUK"), Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Evercore Group L.L.C., as representatives of the several underwriters named in Schedule A thereto (collectively, the "Underwriters"), relating to the issuance and sale, by OMGUK, of 13 million ordinary shares of the Company at an offering price to the public of $14.25 per share (the "Public Offering"). In addition, pursuant to the Underwriting Agreement, and subject to its terms and conditions, the Underwriters were granted a 30-day option to purchase up to an additional 1.95 million ordinary shares of the Company from OMGUK at the Public Offering price, less the underwriting discount, which was exercised in full on December 15, 2016. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

On December 19, 2016, the closing of the issuance and sale of the ordinary shares of the Company in the Public Offering was completed.

The ordinary shares have been registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration No. 333-207781) which became effective December 3, 2015. A prospectus supplement relating to the Public Offering has been filed with the Securities and Exchange Commission.

Morgan, Lewis & Bockius UK LLP, counsel to the Company, has issued an opinion to the Company, dated December 19, 2016, regarding the ordinary shares. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

1.1
Underwriting Agreement dated December 13, 2016 by and among OM Asset Management plc, OM Group (UK) Limited, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Evercore Group L.L.C., as representatives of the several underwriters named therein

5.1	Opinion of Morgan, Lewis & Bockius UK LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	December 19, 2016	OM ASSET MANAGEMENT PLC

		By:	/s/ STEPHEN H. BELGRAD
		Name:	Stephen H. Belgrad
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1
Underwriting Agreement dated December 13, 2016 by and among OM Asset Management plc, OM Group (UK) Limited, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Evercore Group L.L.C., as representatives of the several underwriters named therein

5.1	Opinion of Morgan, Lewis & Bockius UK LLP